UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): December 17, 2024

Gulf Resources, Inc.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

000-20936 (Commission File Number)	13-3637458 (IRS Employer Identification No.)

Level 11,Vegetable Building, Industrial Park of the East City,

Shouguang City, Shandong, China 262700

________________________________________________

(Address of principal executive offices and zip code)

+86 (536) 567 0008

________________________________________________

(Registrant's telephone number including area code)

________________________________________________

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0005 par value	GURE	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 17, 2024, a wholly owned subsidiary of Gulf Resources, Inc. (the “Registrant” or the “Company”), Shouguang Hengde Salt Industry Co. Ltd ( “SHSI” or “Party B”), entered into an amendment to the Crude Salt Field Acquisition Agreement (the “Acquisition Agreement 1”) with Shouguang Qingshuibo Farm Co., LTD. (“Party A 1”), pursuant to which the Article 2. 2 of the Acquisition Agreement 1 has been amended as follows: Eighty percent (80%) of the total amount, equaling RMB103,577,600 had been paid on the date of signing the contract by both parties. The remaining RMB25,894,400 shall be paid in a combination of common stock of Party B’s parent company, Gulf Resources, Inc. (the “Shares”), and cash as follows: (1) RMB10,357,800 shall be paid in the Shares, calculated on a per share price of US$1.5, using the exchange rate RMB/US$:7.27. These shares shall be issued by Gulf Resources, Inc. to Party A 1 or Party A 1's designated parties within three months after Party B has inspected and accepted the crude salt field in writing; (2) the balance shall be paid in cash by Party B to Party A 1 before December 31, 2028.

On December 17, 204, SHSI entered into an amendment to the Crude Salt Field Acquisition Agreement (the “Acquisition Agreement 2”) with Shouguang city Yangkou Town Dingjia Zhuangzi Village Stock Economic Cooperative (“Party A 2”), pursuant to which the Article 2. 2 of the Acquisition Agreement 2 has been amended as follows: (80%) of the total amount, equaling RMB32,460,000 had been paid on the date of signing the contract by both parties. The remaining RMB8,115,000 shall be paid in a combination of common stock of Party B’s parent company, Gulf Resources, Inc. (the “Shares”), and cash as follows: (1) RMB3,246,000 shall be paid in the Shares, calculated on a per share price of US$1.5, using the exchange rate RMB/US$:7.27. These shares shall be issued by Gulf Resources, Inc. to Party A 2 or Party A 2's designated parties within three months after Party B has inspected and accepted the crude salt field in writing; (2) the balance shall be paid in cash by Party B to Party A 2 before December 31, 2028.

On December 17, 204, SHSI entered into an amendment to Crude Salt Field Acquisition Agreement (the “Acquisition Agreement 3”) with Shouguang city Yangkou town Renjia Zhuangzi village stock economic cooperative (“Party A 3”), pursuant to which the Article 2. 2 of the Acquisition Agreement 3 has been amended as follows: Eighty percent (80%) of the total amount, equaling RMB36,628,320 had been paid on the date of signing the contract by both parties. The remaining RMB9,157,080 shall be paid in a combination of common stock of Party B’s parent company, Gulf Resources, Inc. (the “Shares”), and cash as follows: (1) RMB3,662,832 shall be paid in the Shares, calculated on a per share price of US$1.5, using the exchange rate RMB/US$:7.27. These shares shall be issued by Gulf Resources, Inc. to Party A 3 or Party A 3's designated party within three months after Party B has inspected and accepted the crude salt field in writing; (2) the balance shall be paid in cash by Party B to Party A 3 before December 31, 2028.

On December 17, 204, SHSI entered into an amendment to Crude Salt Field Acquisition Agreement (the “Acquisition Agreement 4”) with Shouguang city Yangkou town Shanjia Zhuangzi village stock economic cooperative (“Party A 4”), pursuant to which the Article 2. 2 of the Acquisition Agreement 4 has been amended as follows: Eighty percent (80%) of the total amount, equaling RMB35,311,680 had been paid on the date of signing the contract by both parties. The remaining RMB8,827,920 shall be paid in a combination of common stock of Party B’s parent company, Gulf Resources, Inc. (the “Shares”), and cash as follows: (1) RMB3,531,168 shall be paid in Shares, calculated on a per share price of US$1.5 per, using the exchange rate RMB/US$:7.27. These shares shall be issued by Gulf Resources, Inc. to Party A 4 or Party A 4's designated parties within three months after Party B has inspected and accepted the crude salt field in writing; (2) the balance shall be paid in cash by Party B to Party A 4 before December 31, 2028.

On December 17, 204, SHSI entered into an amendment to Crude Salt Field Acquisition Agreement (the “Acquisition Agreement 5”) with Shouguang city Yangkou town Zhengjia Zhuangzi village stock economic cooperative (“Party A 5”), pursuant to which the Article 2. 2 of the Acquisition Agreement 5 has been amended as follows: Eighty percent (80%) of the total amount, equaling RMB 16,632,000 had been paid on the date of signing the contract by both parties. The remaining RMB 4,158,000 shall be paid in a combination of common stock of Party B’s parent company, Gulf Resources, Inc. (the “Shares”), and cash as follows: (1) RMB1,663,200 shall be paid in the Shares, calculated on a per share price ofUS$1.5, using the exchange rate RMB/US$:7.27. These shares shall be issued by Gulf Resources, Inc. to Party A 5 or Party A 5's designated parties within three months after Party B has inspected and accepted the crude salt field in writing; (2) the balance shall be paid in cash by Party B to Party A 5 before December 31, 2028.

In accordance to each amendment, the parties to each of the Acquisition Agreements also acknowledged and agreed that, in compliance with the NASDAQ Listing Rule 5635, the issuance of Shares pursuant to this Agreement may not exceed 19.9% of the total outstanding shares of common stock of Gulf Resources, Inc. prior to the issuance of the Shares (the “19.9% Threshold”), unless such issuance is approved by the shareholders of Gulf Resources, Inc. in accordance with the NASDAQ rules and regulations. Party B shall cause Gulf Resources Inc. to take all necessary steps to obtain such shareholder approval if the issuance of Shares under this Agreement exceeds the 19.9% Threshold.

The foregoing descriptions of agreements and the transactions contemplated thereby are not complete and are subject to and qualified in their entirety by reference to the amendments, copies of which are filed with this Current Report on Form 8-K as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4, and Exhibit 10.5, respectively, the terms of which are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Amendment to Crude Salt Field Acquisition Agreement by and between Shouguang Hengde Salt Industry Co. Ltd and Shouguang Qingshuibo Farm Co., LTD, dated December 17, 2024.
10.2	Amendment to Crude Salt Field Acquisition Agreement by and between Shouguang Hengde Salt Industry Co. Ltd and Shouguang city Yangkou town Dingjia Zhuangzi village stock economic cooperative, dated December 17, 2024.
10.3	Amendment to Crude Salt Field Acquisition Agreement by and between Shouguang Hengde Salt Industry Co. Ltd and Shouguang city Yangkou town Shanjia Zhuangzi village stock economic cooperative, dated December 17, 2024.
10.4	Amendment to Crude Salt Field Acquisition Agreement by and between Shouguang Hengde Salt Industry Co. Ltd and Shouguang City Yangkou town Zhengjia Zhuangzi village stock economic cooperative, dated December 17, 2024.
10.5	Amendment to Crude Salt Field Acquisition Agreement by and between Shouguang Hengde Salt Industry Co. Ltd and Shouguang city Yangkou town Renjia Zhuangzi village stock economic cooperative, dated December 17, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULF RESOURCES, INC.

By:	/s/ Min Li
Name:	Min Li
Title:	Chief Financial Officer

Dated: December 19, 2024